                                                                 EXHIBIT 10.3(h)

            SIXTH AMENDMENT TO CREDIT AGREEMENT, GLOBAL AMENDMENT TO
                            LOAN DOCUMENTS AND WAIVER

                  This SIXTH AMENDMENT TO CREDIT AGREEMENT, GLOBAL AMENDMENT TO LOAN DOCUMENTS AND WAIVER (this "Amendment") is entered into effective as of October 1, 2003, in respect of the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") by and among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), the financial institutions parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, as an Issuing Bank, as Collateral Agent and as Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, as an Issuing Bank, and as Documentation Agent.

                  WHEREAS, the Borrower has requested that the Administrative Agent and each of the Banks agree to waive any Default or Event of Default which may exist under Section 8.02 of the Credit Agreement based solely upon (i) Southern Resources, Inc., a Kentucky corporation ("Southern") and a Subsidiary of the Borrower, merging with and into the Borrower, (ii) Trans Louisiana Industrial Gas Company, Inc., a Delaware corporation ("TLIG") and a Subsidiary of Atmos Energy Marketing, LLC, a Delaware limited liability company ("AEM"), merging with and into AEM, (iii) AEM merging with and into the Borrower, (iv) the existing Guaranty of AEM being concurrently released upon the effective time of such merger, and (v) the Borrower changing its name to "Atmos Energy Marketing, LLC" (the transaction described in the foregoing clauses (i) through (v), the "Restructuring Transaction").

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Banks agree to amend certain provisions of the Credit Agreement, as more fully set forth herein, in connection with the Restructuring Transaction; and

                  WHEREAS, the Administrative Agent and the Banks are willing to agree to such waivers and amendments, but only on the terms and subject to the conditions set forth in this Amendment;

                  NOW, THEREFORE, in consideration of premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, Fortis, BNP Paribas and the other Banks agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments. Upon the satisfaction of all of the conditions precedent set forth in Section 5 of this Amendment, the Credit Agreement and the other Loan Documents shall be deemed amended with effect as of October 1, 2003 such that (a) all references in the Credit Agreement and in each other Loan Document to the Borrower as "Woodward Marketing, L.L.C." shall be deleted and replaced with "Atmos Energy Marketing, LLC", (b) the definition of "Guarantors" shall be amended to read:

                  "Guarantor" means Atmos Energy Holdings, Inc."

and (c) all references in the Credit Agreement and in each other Loan Document to "Guarantors" shall be deleted and replaced with "Guarantor", and such conforming changes shall be made in such Loan Documents to reflect such change in number.

                  3. Waiver. The Administrative Agent and each of the Banks hereby waive any Default or Event of Default which may exist under Section
8.02 of the Credit Agreement based solely upon the occurrence of the Restructuring Transaction.

                  4. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) that, other than the violations of Section 8.02 of the Credit Agreement described in this Amendment, which violations have been waived by the Administrative Agent and each of the Banks in Section 3 herein, no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

                  5. Conditions Precedent. This Amendment shall become effective, with effect as of October 1, 2003, upon the Administrative Agent and the Banks having received:

                  (a) Payment of all fees and expenses owed to them on October 1, 2003; and

                  (b) Executed originals of each of the following documents and instruments, in form and substance satisfactory to the Administrative Agent and the Banks:

                  (i) this Amendment, duly executed by Borrower and the Banks;

                  (ii) amended and restated Notes of the Borrower, duly executed by the Borrower;

                  (iii) an amendment to the Guaranty, in form and substance satisfactory to the Administrative Agent and the Lenders;

                  (iv) copies of the resolutions of the members of the Borrower authorizing the transactions contemplated hereby and by the Credit Agreement, certified as of the date hereof by the Secretary of the Borrower, and certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment and the other Loan Documents;

                  (v) copies of the documents and instruments entered into in connection with the Restructuring Transaction, certified as of the date hereof by a Secretary of the Borrower;

                  (vi) evidence satisfactory to the Administrative Agent that the Restructuring Transaction shall have occurred;

                  (vii) the certificate of formation and the operating agreement of the Borrower as in effect after giving effect to the Restructuring Transaction, all certified by the Secretary of the Borrower as of the date hereof, together with certificates of existence and good standing for the Borrower from the Secretary of State (or similar, applicable Governmental Authority) of its state of formation and each state where the Borrower is qualified to do business, certified as of the date hereof;

                  (viii) an amendment to the financing statement of the Borrower in favor of the Administrative Agent as secured party for the benefit of the Banks, amending the name of the Borrower as provided herein, and evidence that all other filings or actions needed to maintain the perfection of the security interests granted by the Security Agreements have been completed or due provision has been made therefor;

                  (ix) evidence of insurance required to be maintained by the Borrower under the Credit Agreement, reflecting the Borrower's name as amended herein; and

                  (x) such other documents or certificates as the Administrative Agent may reasonably request.

Upon the satisfaction of the foregoing conditions precedent, including without limitation an instrument executed and delivered by the Borrower expressly confirming the Borrower's assumption of all obligations of AEM in respect of the Loan Documents upon the effective time of the merger of AEM into the Borrower, the Guaranty of AEM shall be released without further action of any Person.

                  6.       Miscellaneous.

                           (a)      No Other Amendments or Waivers. Except as
expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof.

                           (b)      Severability. In case any of the provisions
of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                           (c)      Execution in Counterparts. This Amendment
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

                           (d)      Governing Law. This Amendment shall be
construed in accordance with and governed by the laws of the State of New York (without reference to principles of conflicts of laws); provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                           (e)      Rights of Third Parties. All provisions
herein are imposed solely and exclusively for the benefit of Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                           (f)      COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT
AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF

THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     WOODWARD MARKETING, L.L.C. (TO
                                     BE RENAMED ATMOS ENERGY MARKETING,
                                     LLC), a Delaware limited liability company

                                          By: /s/ Richard C. Alford
                                              ----------------------------------
                                              Name: Richard C. Alford
                                              Title: Senior Vice President

                                     Borrower's Address:
                                     11251 Northwest Freeway, Suite 400
                                     Houston, Texas 77092
                                     Attention: Ronald W. Bahr
                                     Telephone: (713) 688-7771
                                     Facsimile: (713) 688-5124

                    [Signatures continue on following page.]

                         [Amendment to Credit Agreement]

                                     FORTIS CAPITAL CORP., a Connecticut
                                     corporation as Administrative Agent,
                                     Collateral Agent, Issuing Bank and a Bank

                                          By: /s/ Irene Rummel
                                              ---------------------------------
                                              Name: Irene Rummel
                                              Title: Senior Vice President

                                          By: /s/ Chad Clark
                                              ---------------------------------
                                              Name: Chad Clark
                                              Title: Vice President

                                     15455 N. Dallas Parkway
                                     Suite 1400
                                     Dallas, TX 75001
                                     Telephone: (214) 953-9313
                                     Facsimile: (214) 969-9332

                    [Signatures continue on following page.]

                         [Amendment to Credit Agreement]

                                     BNP PARIBAS, a bank organized under the
                                     laws of France as a Bank, Issuing Bank, and Documentation Agent

                                          By: /s/ Edward K. Chin
                                              ----------------------------------
                                              Name: Edward K. Chin
                                              Title: Director

                                          By: /s/ Zali Win
                                              ----------------------------------
                                              Name: Zali Win
                                              Title: Director

                                              787 Seventh Avenue
                                              New York, New York 10019
                                              Attention: Ed Chin
                                              Telephone: (212) 841-2020
                                              Facsimile: (212) 841-2536

                    [Signatures continue on following page.]

                         [Amendment to Credit Agreement]

                                     SOCIETE GENERALE, as a Bank

                                          By: /s/ Barbara Paulsen
                                              ----------------------------------
                                              Name: Barbara Paulsen
                                              Title: Vice President

                                          By: /s/ Emmanuel Chesneau
                                              ----------------------------------
                                              Name: Emmanuel Chesneau
                                              Title: Director

                                              1221 Avenue of the Americas
                                              New York, New York  10020
                                              Attention: Barbara Paulsen
                                              Telephone: (212) 278-6496
                                              Facsimile: (212) 278-7417

                    [Signatures continue on following page.]

                         [Amendment to Credit Agreement]

                                     NATEXIS BANQUES POPULAIRES,
                                     NEW YORK BRANCH, as a Bank

                                          By: /s/ David Pershad
                                              ----------------------
                                              Name: David Perhad
                                              Title: Vice President

                                          By: /s/ Guillaume de Parscau
                                              ----------------------------
                                              Name: Guillaume de Parscau
                                              Title: First Vice President &
                                              Manager, Commodities Finance
                                              Group

                                          1251 Avenue of the Americas,
                                          34th Floor
                                          New York, New York 10020
                                          Attention: David Pershad
                                          Telephone: (212) 872-5015
                                          Facsimile: (212) 354-9095

                                     RZB FINANCE LLC, as a Bank

                                          By: /s/ Frank J.Yautz
                                              ------------------------
                                              Name: Frank J. Yautz
                                              Title: First Vice President

                                          By: /s/ Pearl Geffers
                                              -------------------------
                                              Name: Pearl Geffers
                                              Title: First Vice President

                                          1133 Avenue of the Americas
                                          New York, New York 10036
                                          Attention: Hermine Kirolos
                                          Telephone: (212) 845-4114
                                          Facsimile: (212) 944-6389

                    [Signatures continue on following page.]

                         [Amendment to Credit Agreement]

                                     CONSENTED TO:

                                     ATMOS ENERGY HOLDINGS, INC.,
                                              GUARANTOR
                                          By: /s/ Ronald W. Bahr
                                              ------------------------
                                              Name: Ronald W. Bahr
                                              Title: Vice President

                                          1800 Three Lincoln Centre
                                          5430 LBJ Freeway
                                          Dallas, TX 75240

                         [Amendment to Credit Agreement]